SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ]  Preliminary proxy statement
[X]  Definitive proxy statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                          GROW BIZ INTERNATIONAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transactions applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing party:

     (4)  Date filed:

                                     [LOGO]
                                   GROW BIZ(R)
                                 INTERNATIONAL


                          -----------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 26, 1999

                          -----------------------------


TO THE SHAREHOLDERS OF GROW BIZ INTERNATIONAL, INC.

          Notice is hereby given to the holders of the shares of Common Stock of Grow Biz International, Inc. that the Annual Meeting of Shareholders of the Company will be held at the Company's corporate offices, 4200 Dahlberg Drive, Minneapolis, Minnesota on Wednesday, May 26, 1999 at 4:00 p.m. Central Daylight Time, to consider and act upon the following matters:

          1.   To set the number of members of the Board of Directors at six.

          2.   To elect six directors to serve for a term of one year.

          3. To ratify the appointment of Arthur Andersen LLP as independent auditors for the current fiscal year.

          4. To transact such other business as may properly come before the meeting or any adjournments thereof.

          Shareholders of record at the close of business on April 28, 1999 will be entitled to vote at the meeting and adjournments of the meeting.

          YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. EVEN IF YOU DO NOT PLAN TO ATTEND THE MEETING, WE URGE YOU TO SIGN, DATE AND RETURN THE PROXY AT ONCE IN THE ENCLOSED ENVELOPE.

                                      By the Order of the Board of Directors

                                      /s/ Gaylen L. Knack

                                      Gaylen L. Knack
                                      Secretary

Dated May 5, 1999

                          GROW BIZ INTERNATIONAL, INC.
                               4200 DAHLBERG DRIVE
                        MINNEAPOLIS, MINNESOTA 55422-4837
                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 26, 1999

                                 PROXY STATEMENT


                                     GENERAL

          The Annual Meeting of Shareholders of Grow Biz International, Inc. ("Company") will be held on Wednesday, May 26, 1999, at 4:00 p.m., Central Daylight Time, at the Company's corporate offices, 4200 Dahlberg Drive, Minneapolis, Minnesota, for the purposes set forth in the Notice of Annual Meeting of Shareholders.

          The enclosed proxy is solicited by the Board of Directors of the Company. Such solicitation is being made by mail and may also be made by directors, officers and regular employees of the Company personally or by telephone. Any proxy given pursuant to such solicitation may be revoked by the shareholder at any time prior to the voting thereof by so notifying the Company in writing at the above address, attention: Corporate Secretary, or by appearing in person at the meeting. Shares represented by proxies will be voted as specified in such proxies, and if no choice is specified, will be voted in favor of (1) setting the number of members of the Board of Directors at six, (2) the Board of Directors' nominees named in this proxy statement and (3) the appointment of Arthur Andersen LLP as independent auditors for the current fiscal year.

          Common stock, no par value per share ("Common Stock"), of which there were 5,158,128 shares outstanding on the record date, constitutes the only class of outstanding voting securities issued by the Company. Each shareholder will be entitled to cast one vote in person or by proxy for each share of Common Stock held by the shareholder. Only shareholders of record at the close of business on April 28, 1999, will be entitled to vote at the meeting.

          The affirmative vote of the majority of shares present in person, or represented by proxy, at this Annual Meeting of Shareholders is required to set the number of directors, elect each director and to approve Arthur Andersen LLP as independent auditors for the current fiscal year. A quorum is achieved when 51% of the outstanding shares are present in person or by proxy. Shares voted as abstentions on any matter (or a "withhold authority" vote as to directors) will be counted as present and entitled to vote for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but will not be deemed to have been voted in favor of such matter. If a broker submits a "non-vote" proxy, indicating that the broker does not have discretionary authority to vote certain shares on a particular matter, those shares will be counted as present for purposes of determining a quorum, but will not be considered present and entitled to vote for purposes of calculating the vote with respect to such matter.

          All of the expenses involved in preparing, assembling and mailing this proxy statement and the material enclosed herewith will be paid by the Company. The Company may reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to beneficial owners of stock. This proxy statement and accompanying form of proxy are first being mailed to shareholders on or about May 5, 1999.

                              ELECTION OF DIRECTORS
                              (Proposals #1 and #2)

          At the meeting, the Board of Directors of the Company is to be elected to hold office until the 2000 Annual Meeting or until successors are elected and have qualified. The Bylaws of the Company provide that the number of directors of the Company shall be fixed by the shareholders, subject to increase by the Board of Directors. Currently, the authorized size of the Board of Directors is six. The Board recommends that the shareholders set the number of directors at six and elect the nominees named below. Each nominee is currently a director of the Company whose current term expires at the 1999 Annual Meeting.

          Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominees named below, unless one or more of such nominees should become unavailable for election, in which event such share shall be voted for the election of such substitute nominees as the Board of Directors may propose. Each person nominated has agreed to serve if elected, and the Company knows of no reason why any of the listed nominees would be unavailable to serve.

                                PRINCIPAL OCCUPATION AND BUSINESS       DIRECTOR
      NAME AND AGE               EXPERIENCE FOR PAST FIVE YEARS           SINCE
      ------------               ------------------------------           -----

K. Jeffrey Dahlberg(1)        Mr. Dahlberg has served as Chairman of       1990
Age: 45                       the Board of Directors of the Company
                              since January 1990. Mr. Dahlberg served
                              as President and Chief Executive Officer of Dahlberg, Inc., a publicly-held manufacturer and distributor of hearing aids and franchisor of hearing aid retail stores, from June 1988 to December 1992 and as a director of Dahlberg, Inc. until July 1993. He has served as Chairman of the Board of Franchise Business Systems, Inc., a franchise consulting firm, since July
                              1988.

Ronald G. Olson               Mr. Olson has served as President, Chief     1990
Age: 58                       Executive Officer and a Director of the
                              Company since January 1990. Mr. Olson
                              has been President and Chief Executive
                              Officer of Franchise Business Systems,
                              Inc. since July 1988.

Randel S. Carlock(2)          Mr. Carlock has served as a Director of      1993
Age: 50                       the Company since September 1993. He
                              currently serves as a OPUS Professor of
                              Family Enterprise at the University of
                              St. Thomas Graduate School of Business,
                              a position held since 1990. He also
                              served as Chairman of the Board of Audio
                              King, Inc., a Minneapolis consumer
                              electronics company, from March 1990 to
                              June 1997.

Dennis J. Doyle(1)(3)         Mr. Doyle has served as a Director of        1993
Age: 46                       the Company since June 1993. Since 1978,
                              he has served as President and Chief
                              Executive Officer of Welsh Companies,
                              Inc., a real estate development and
                              management firm, and Chairman of the
                              Board of Welsh Construction Corp. Mr.
                              Doyle also serves as a director of the
                              Rottlund Company.

Bruce C. Sanborn(1)(3)        Mr. Sanborn has served as a Director of      1993
Age: 46                       the Company since June 1993. Since 1990
                              he has served as Chairman of the Board
                              for the North Central Life Insurance
                              Company and Financial Life Companies,
                              Inc.

Robert C. Pohlad(2)           Mr. Pohlad has served as a Director of       1993
Age: 44                       the Company since September 1993. Since
                              1987, he has served as President and a
                              Director of Pohlad Companies, a
                              Minneapolis based holding company active in investments and soft drink manufacturing and distribution. Mr.
                              Pohlad also currently serves as a
                              Director of Mesaba Holdings, Inc., Delta
                              Beverage Group, Inc. and Pepsi-Cola
                              Puerto Rico Bottling Company.

------------------------
(1)       Member of Executive Committee
(2)       Member of Audit Committee
(3)       Member of Compensation Committee

MEETING OF THE BOARD OF DIRECTORS AND CERTAIN COMMITTEES

          The Board of Directors of the Company has standing Executive, Audit and Compensation Committees which have a current membership as indicated in the foregoing section. The Board of Directors has no standing Nominating Committee.

          The Executive Committee may exercise all of the powers and authority of the Board of Directors, except as otherwise provided under the Minnesota Business Corporation Act. The Executive Committee was formed in December 1993 and held no meetings during fiscal 1998.

          The Audit Committee makes recommendations as to the selection of auditors and their compensation and reviews with the auditors the scope of the annual audit, matters of internal control and procedure, the audit results and reports and other general matters relating to the Company's accounts, records, controls and financial reporting. The Audit Committee was formed in July 1993 and held one meeting during fiscal 1998.

          The Compensation Committee reviews and recommends to the Board of Directors the compensation guidelines for executive officers, other key employees and nonemployee directors and the composition and levels of participation in incentive compensation plans. The Compensation Committee administers the Company's 1992 Stock Option Plan including determining the participants, the number of shares subject to option and the terms and conditions of exercise. During fiscal 1998, the Compensation Committee held two meetings.

          During fiscal 1998, the Board of Directors of the Company met seven times. All directors attended at least 85% of the meetings of the Board of Directors and committees of the Board of Directors on which they served.

DIRECTOR COMPENSATION

          Each nonemployee director of the Company receives $500 for each board and committee meeting attended. Effective August 23, 1993, Dennis J. Doyle and Bruce C. Sanborn, the only nonemployee directors at the time, were each granted an option to purchase 25,000 common shares at an exercise price of $10.00 per share. Effective September 24, 1993, the Board of Directors adopted the Stock Option Plan for Nonemployee Directors ("Directors Plan") which provides for an automatic grant of an option to purchase 25,000 common shares upon the initial election as a director. Pursuant to this Plan, Randel S. Carlock and Robert C. Pohlad were each granted an option to purchase 25,000 common shares at an exercise price of $15.00 per share. Effective November 21, 1995, the options granted to Messrs. Carlock and Pohlad were canceled and replacement options to purchase 25,000 common shares each at $10.00 per share, which was above the market price on the effective date, were granted separate from the Directors Plan. All options granted to nonemployee directors become exercisable in increments through 1998, provided that the nonemployee director is still serving as a director, and expire in 1999.

                             EXECUTIVE COMPENSATION

The following table sets forth certain information regarding compensation earned or awarded during each of the last three fiscal years to the Company's Chief Executive Officer and the other four most highly compensated executive officers serving as executive officers at the end of fiscal 1998 (the "Named Executive Officers"):

                           SUMMARY COMPENSATION TABLE

                                                       ANNUAL COMPENSATION($)
                                                  --------------------------------
                                                                                        LONG-TERM
                                                                                        ---------
                                                                                      COMPENSATION
                                                                                      ------------
                                      FISCAL                          OTHER ANNUAL       OPTION        ALL OTHER
                                      ------                          ------------       ------        ---------
   NAME AND PRINCIPAL POSITION         YEAR       SALARY     BONUS    COMPENSATION      AWARDS(#)     COMPENSATION
   ---------------------------         ----       ------     -----    ------------      ---------     ------------
K. Jeffrey Dahlberg                    1998       200,000      -            -               -           43,044(1)
   Chairman of the Board               1997       240,000      -            -               -           46,283
                                       1996       220,000      -            -               -           44,392

Ronald G. Olson                        1998       300,000      -            -               -           42,333(1)
   Chief Executive Officer and         1997       260,000      -            -               -           45,181
   President                           1996       220,000      -            -               -           43,505

Ted R. Manley                          1998       147,000      -            -               -            6,993(2)
   Executive Vice President of         1997       126,000    90,750         -             10,000         5,610
   Operations                          1996       115,000      -            -             20,000         4,509

Charles V. Kanan                       1998       137,500    43,313         -               -            7,234(2)
   President Play It Again Sports      1997       137,500      -            -              5,000         6,239
   Division                            1996       129,000      -            -             20,000         4,904

Brad D. Tait                           1998       122,000    10,065         -               -            6,151(2)
   President It's About Games          1997       116,000    87,000         -             10,000         3,391
   Division                            1996        80,000      -            -             30,000             -

----------------------------
(1) Includes premiums paid in 1998 by the Company for term life insurance coverage and the present value of the benefit to the executive of the remainder of the premiums for split dollar life insurance coverage paid by the Company on behalf of the named executive as follows: Mr. Dahlberg - $33,702 and Mr. Olson - $32,594. Also includes 401(k) Company matching contributions and profit sharing as follows: Mr. Dahlberg - $9,342 and Mr. Olson - $9,739.
(2)       Consists of 401(k) Company matching contributions and profit sharing.

OPTIONS GRANTED DURING FISCAL 1998

            No options were granted to the Company's executive officers in 1998.

AGGREGATED OPTION EXERCISES DURING FISCAL 1998 AND FISCAL YEAR-END OPTION VALUES

            The following table provides information relating to options exercised by the Named Executive Officers during fiscal 1998 and the number and value of options held at fiscal year-end. The Company does not have any outstanding stock appreciation rights.

                                                          NUMBER OF UNEXERCISED        VALUE OF UNEXERCISED
                           SHARES                           OPTIONS AT FISCAL         IN-THE-MONEY OPTIONS AT
                        ACQUIRED ON         VALUE              YEAR-END(#)             FISCAL YEAR-END($)(1)
       NAME             EXERCISE(#)      REALIZED($)    EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE
       ----             ------------    ------------    -------------------------    -------------------------
K. Jeffrey Dahlberg          0               0                     0 / 0                        0 / 0
Ronald G. Olson           50,000          206,250             15,000 / 0                   29,250 / 0
Ted R. Manley                0               0                37,500 / 22,500             124,375 / 80,625
Charles V. Kanan           7,500           33,750             33,750 / 18,750              57,031 / 71,094
Brad D. Tait                 0               0                 5,000 / 35,000              27,175 / 139,025

----------------------------
(1) Options are "in-the-money" if the fair market value of the underlying shares at fiscal year end is greater than the exercise price. The amounts set forth represent the difference between the fair market value of the common shares on December 26, 1998 and the option exercise price multiplied by the number of shares subject to the option.

COMPLIANCE WITH SECTION 16(a)

          Section 16(a) of the 1934 Act requires the Company's directors, executive officers and persons who own more than ten percent of the Common Stock of the Company to file with the Securities and Exchange Commission ("Commission") initial reports of beneficial ownership and reports of changes in beneficial ownership of common shares of the Company. Directors, officers and greater than ten percent shareholders are required by the regulations of the Commission to furnish the Company with copies of all Section 16(a) reports they file. The Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 26, 1998, all Form 3, Form 4 and Form 5 filing requirements were met, except a Form 4 was filed late for K. Jeffrey Dahlberg for the month of January 1998.

COMPENSATION COMMITTEE REPORT

          COMPENSATION COMMITTEE CHARTER. The purpose of the Compensation Committee of the Board of Directors is to oversee compensation of officers, key employees and nonemployee directors of the Company. The Committee's policy is to insure that compensation programs contribute directly to the success of the Company including enhanced share value. The Compensation Committee is comprised of two members of the Board of Directors, neither of whom is an employee of the Company.

          EXECUTIVE COMPENSATION POLICIES AND PROGRAMS. The Company's executive compensation programs are designed to attract and retain qualified executives and to motivate them to maximize shareholder investment by achieving strategic Company goals. There are three basic components to the Company's executive compensation program: base pay, annual incentive bonus and long-term, equity-based incentive compensation in the form of stock options. Each component is established in light of individual and Company performance, comparable compensation programs in the Minneapolis/Saint Paul metropolitan area, equity among employees and cost effectiveness. The initial recommendation with respect to compensation of all executive officers was made by the Chief Executive Officer and the Chairman of the Board.

                    Base Pay. Base pay is designed to be competitive, although conservative, as compared to salary levels for equivalent positions at comparable companies in the Minneapolis/Saint Paul metropolitan area. The executive's actual salary within this competitive framework depends on the individual's performance, responsibilities, experience, leadership and potential future contribution.

                    Annual Incentive Bonus. In addition to base pay, each executive is eligible to receive an annual cash bonus. For fiscal 1998, the bonus for certain executives was tied directly to the earnings per share of the Company. The bonus for the other executives was tied to specific performance criteria which were weighted based on the importance of such criteria to the specific job. The Committee believes that it is not in the best interests of the Company to identify the specific earnings measures. Executives were eligible for a bonus of up to 100% of their base pay.

                    Long-Term, Equity-Based Incentive Compensation. The long-term, equity-based compensation program is tied directly to shareholder return. Under the current program, long-term incentive compensation consists of stock options that generally do not fully vest until after four years. Stock options are awarded with an exercise price equal to the fair market value of the Company's common shares on the date of grant. Accordingly, the executive is rewarded only if the shareholders receive the benefit of appreciation in the price of the Common Stock.

                    Because long-term options vest over time, the Company periodically (generally once each year) grants new options to provide continuing incentives for future performance. The size of the previous grants and the number of options held are considered by the Stock Option Committee, but are not entirely determinative of future grants. Each executive's annual grants are based upon the individual's performance, responsibilities, experience, leadership and potential future contribution and any other factors deemed relevant by the Committee.

                    Stock options are designed to align the interests of the Company's executives with those of shareholders by encouraging executives to enhance the value of the Company and, hence, the price of the Common Stock and the shareholders' investment. In addition, through deferred vesting, this component of the compensation system is designed to create an incentive for the executive to remain with the Company.

          ANNUAL REVIEWS. Each year the Compensation Committee reviews its executive compensation polices and programs and determines what changes, if any, are appropriate for the following year. In addition, the Committee reviews the individual performance of the Chief Executive Officer and the Chairman of the Board.

          CHIEF EXECUTIVE OFFICER. The Chief Executive Officer's compensation is established by the Compensation Committee based on a subjective consideration of his performance and the extent to which the Company achieves its strategic and economic goals established at the beginning of the year and his current level of compensation in comparison with the level of compensation paid the chief executive officers of comparable companies in the Minneapolis/Saint Paul metropolitan area. The Chief Executive Officer is eligible for an annual incentive bonus tied directly to the earnings of the Company. No bonus was paid for fiscal 1998. The Compensation Committee also considers the Chief Executive Officer's level of compensation as it relates to other executive officers of the Company and to the Company's employees in general.

          LIMITS ON DEDUCTIBLE COMPENSATION PAYABLE TO EXECUTIVE OFFICERS. The Omnibus Reconciliation Act of 1993 added Section 162(m) to the Internal Revenue Code of 1986, as amended (the "Code") limiting corporate deductions to $1,000,000 for certain compensation paid the chief executive officer and each of the four other most highly compensated executives of publicly held companies. The Company does not believe it will pay "compensation" within the meaning of
Section 162(m) to such executive officers in excess of $1,000,000 in the foreseeable future. Therefore, the Company does not have a policy at this time regarding qualifying compensation paid to its executive officers for deductibility under Section 162(m), but will formulate a policy if compensation levels ever approach $1,000,000.

            The foregoing report is submitted by Dennis J. Doyle and Bruce C. Sanborn, the members of the Compensation Committee.

COMPENSATION COMMITTEE INTERLOCKS

          The Compensation Committee of the Board of Directors consists of two nonemployee directors, Dennis J. Doyle and Bruce C. Sanborn. Mr. Sanborn is the Chief Executive Officer of North Central Life Insurance Company and K. Jeffrey Dahlberg, the Company's Chairman, serves on the Board of North Central Life Insurance Company.

                             STOCK PERFORMANCE GRAPH

          Shown below is a line graph comparing the yearly dollar change in the cumulative total shareholder return on the Company's Common Stock as against the cumulative total return of the NASDAQ Total Return Index and the NASDAQ Retail Stock Index. The graph and table assume the investment of $100 on August 25, 1993 in the Company's' Common Stock and on July 31, 1993 in the NASDAQ Total Return Index and the NASDAQ Retail Stock Index.

                   COMPARISON OF CUMULATIVE TOTAL RETURN SINCE
                             INITIAL PUBLIC OFFERING






                   ---------------------------------------------------------------------------------------
                      7/93        12/93        12/94        12/95        12/96        12/97        12/98
----------------------------------------------------------------------------------------------------------
   Grow Biz           $ 100    $118.3333    $ 70.8667    $ 64.2000    $ 58.3333    $ 80.4167    $ 86.6667
----------------------------------------------------------------------------------------------------------
  NASDAQ (US)           100     110.4288     107.9462     152.6839     187.7570     230.2790     324.4750
----------------------------------------------------------------------------------------------------------
 NASDAQ Retail          100     110.8647     101.0876     111.3423     132.7335     155.9496     189.6252
----------------------------------------------------------------------------------------------------------

                       APPOINTMENT OF INDEPENDENT AUDITORS
                                  (Proposal #3)

          Based on the recommendation of the Audit Committee, the Board of Directors has voted to retain Arthur Andersen LLP to serve as independent auditors for the Company for fiscal year 1999 and is submitting its appointment of such firm to the shareholders for ratification. Arthur Andersen LLP has served as the Company's independent auditors since 1992. If the appointment is not ratified, the Board of Directors will reconsider its selection. Representatives from Arthur Andersen LLP will be present at the meeting, will have the opportunity to make a statement if they desire and will be available to respond to appropriate questions.

          THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" RATIFICATION OF THIS APPOINTMENT.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS,
                        DIRECTORS AND EXECUTIVE OFFICERS

          The following table sets forth the number of shares of Common Stock beneficially owned by (i) each person known by the Company to own 5% or more of the outstanding shares of Common Stock, (ii) each Named Executive Officer, (iii) each director of the Company and (iv) all directors and executive officers as a group. All persons named in the table have sole voting and investment power with respect to all shares of Common Stock owned, unless otherwise noted. The number of shares listed is as of March 31, 1999 unless otherwise noted.

                                          NUMBER OF SHARES        PERCENT OF
                                         BENEFICIALLY OWNED   OUTSTANDING SHARES
                                         ------------------   ------------------

K. Jeffrey Dahlberg                          2,073,225(1)             40.5%
4200 Dahlberg Drive
Golden Valley, MN 55422

Ronald G. Olson                              1,362,068(2)             26.6%
4200 Dahlberg Drive
Golden Valley, MN 55422

Sheldon T. Fleck                               412,100                 8.1%
1400 International Centre
900 Second Avenue South
Minneapolis, MN 55402

Ted R. Manley                                   45,817(3)              0.9%
Charles V. Kanan                                42,237(3)              0.8%
Brad D. Tait                                    22,500(3)              0.4%
Dennis J. Doyle                                 40,000(3)              0.8%
Bruce C. Sanborn                                35,100(3)(4)           0.7%
Randel S. Carlock                               25,000(3)              0.5%
Robert C. Pohlad                                25,000(3)              0.5%

All directors and executive officer as       3,748,163(3)             69.3%
a group (12 persons)

---------------------------
(1)       Includes 279,250 shares held in trust for minor children.
(2) Includes 17,900 shares held by Mr. Olson's adult children and 111,600 shares held in trust for these children and 1,500 shares held by Mr. Olson's wife. Mr. Olson disclaims beneficial ownership of these shares.
(3) Includes the following shares which may be acquired within 60 days through the exercise of stock options: Mr. Manley - 45,000; Mr. Kanan
          - 41,250; Mr. Tait - 22,500; Mr. Doyle - 25,000; Mr. Sanborn - 20,000;
          Mr. Carlock - 25,000; Mr. Pohlad - 25,000 and all directors and executive officers as a group - 291,500.
(4) Includes 100 shares held by Mr. Sanborn's son. Mr. Sanborn disclaims beneficial ownership of these shares.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

          During 1998, two Play It Again Sports franchises, a Once Upon A Child franchise and a Computer Renaissance franchise, owned by relatives of K. Jeffrey Dahlberg, paid $65,932 in royalties to the Company and purchased $197,914 of merchandise through the Company's buying group.

          In December 1998, the Company sold certain assets of nine Company-owned retail stores to the former President of Music Go Round, for $2.0 million. In connection with the sale, the Company received a short-term note of $700,000 paid in January 1999, a $1.0 million note secured by certain assets of the stores bearing interest of 8% and payable in monthly principal and interest installments until January 2006 and a $274,500 note payable in eighteen equal monthly principal installments beginning February 15, 1999. Franchise agreements were signed for each of the stores in which the buyer will be required to pay royalties and advertising expenses consistent with other franchisees.

          The Company leases from PIAS Holdings, a general partnership owned by
K. Jeffrey Dahlberg and Ronald G. Olson, certain real property which houses a Company-owned retail store located at 3505 Hennepin Avenue, Minneapolis, Minnesota. Pursuant to this lease, the Company is obligated to make lease payments of $5,500 per month through September 2000. During fiscal 1998, the Company made payments of $66,000 under this lease.

                              SHAREHOLDER PROPOSALS

          Any stockholder proposal intended to be considered for inclusion in the proxy statement for presentation at the 2000 Annual Meeting must be received by the Company by January 5, 2000. The proposal must be in accordance with the provisions of Rule 14a-8 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934. Stockholders who intend to present a proposal at the 2000 Annual Meeting without including such proposal in the Company's proxy statement must provide the Company notice of such proposal no later than March 16, 2000. The Company reserves the right to reject, rule out or order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

                                 ANNUAL REPORTS

          The Company's 1998 Annual Shareholder Report, which includes the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission, is being mailed with this proxy statement to shareholders entitled to notice of the Annual Meeting.

                                  OTHER MATTERS

          The Board of Directors knows of no other matters to be presented at the meeting. In the event any other business is presented at the meeting, the persons named in the enclosed proxy will have authority to vote on that business in accordance with their judgment.

                                        By the Order of the Board of Directors

                                        /s/ Gaylen L. Knack

                                        Gaylen L. Knack
                                        Secretary

                          GROW BIZ INTERNATIONAL, INC.

                         ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 26, 1999
                                    4:00 P.M.

                          GROW BIZ INTERNATIONAL, INC.
                               4200 DAHLBERG DRIVE
                              MINNEAPOLIS, MN 55422





[LOGO]
GROW BIZ(R)      4200 DAHLBERG DRIVE
INTERNATIONAL    MINNEAPOLIS, MN 55422                                     PROXY
--------------------------------------------------------------------------------

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING ON MAY 26, 1999.

The shares of stock you hold in your account or in a dividend reinvestment account will be voted as you specify below.

IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED "FOR" ITEMS 1, 2, AND 3.

By signing the proxy, you revoke all prior proxies and appoint K. Jeffrey Dahlberg, Ronald G. Olson, and Gaylen L. Knack, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.







                      SEE REVERSE FOR VOTING INSTRUCTIONS.

                                 VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to Grow Biz International, Inc., c/o Shareowner Services(SM), 4200 Dahlberg Drive, Minneapolis, MN 55422.






                       [ARROW] PLEASE DETACH HERE [ARROW]



         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3.

  I. Approving setting the number of members of the Board of Directors at six;

                  [ ] FOR       [ ] AGAINST       [ ] ABSTAIN

 II. Authority to vote for the election of K. Jeffrey Dahlberg, Ronald G. Olson, Randel S. Carlock, Dennis J. Doyle, Robert C. Pohlad and Bruce C. Sanborn as directors of the Company until the 2000 Annual Meeting. You may withhold authority to vote for a nominee by lining through his name;

                         [ ] GRANT       [ ] WITHHOLD

III. Ratifying the appointment of Arthur Andersen LLP as independent auditors for the current fiscal year;

                  [ ] FOR       [ ] AGAINST       [ ] ABSTAIN

 IV. In their discretion, upon such other business as may properly come before the meeting, all as set out in the Notice of Annual Meeting of Shareholders and Proxy Statement dated May 5, 1999, receipt of which is hereby acknowledged.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

Address Change? Mark Box [ ] Indicate changes below:

                                          Date: _____________________________

                                         ______________________________________
                                        |                                      |
                                        |______________________________________|

                                        Signature(s) in Box
                                        Stockholder must sign exactly as the
                                        name appears at left. When signed as a
                                        corporate officer, executor,
                                        administrator, trustee, guardian, etc.,
                                        please give full title as such. Both
                                        joint tenants must sign.